SCOUT INVESTMENTS

Scout Emerging Markets Fund (SEMFX)                                                                                                       SUMMARY PROSPECTUS
            October 31,  2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at scoutinv.com.  You can also get this information at no cost by calling 1-800-996-2862 or by sending an e-mail request to scoutfunds@scoutinv.com.  The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2015, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the web site, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The investment objective of the Scout Emerging Markets Fund (the “Fund”) is long-term growth of capital.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed or exchanged within 60 days of purchase)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	1.79%
Total Annual Fund Operating Expenses	2.64%
Less Advisor’s Fee Waiver and/or Expense Assumption	(1.54)%1
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Assumption)	1.10%

1 Scout Investments, Inc. (the “Advisor”) has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2016 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses) to no more than 1.10%.  If “Total Annual Fund Operating Expenses” would fall below the current expense limit, the Advisor may cause the Fund’s expenses to remain at the current expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.  This expense limitation agreement may not be terminated prior to October 30, 2016 unless the Fund’s Board of Trustees (the “Board”) consents to an earlier revision or termination as being in the best interests of the Fund.

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that only the first year in the example reflects the effect of the Advisor’s contractual agreement to limit overall Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Fund	$112	$674	$1,262	$2,859

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of emerging market companies.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The Fund defines “emerging market companies” as companies domiciled in emerging market countries; companies that derive at least 50% of their revenue from, or have at least 50% of their assets in, emerging market countries; companies that maintain their principal place of business in an emerging market country; companies whose securities have their principal trading market in an emerging market country; or companies that would expose the Fund to the economic fortunes and risks of emerging market countries.  Emerging market countries include those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries included in the MSCI Emerging Markets Index or MSCI Frontier Markets Index.  These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.  Under normal circumstances, the Fund will invest in issuers located in at least five different countries.  Although the Advisor will search for investments across a large number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

SCOUT EMERGING MARKETS FUND SUMMARY PROSPECTUS
OCTOBER 31, 2015

The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”).

 How does the Fund choose securities in which to invest?  In selecting securities for the Fund, the Advisor conducts a fundamental analysis of companies’ balance sheets, long-term growth prospects, competitive advantages, management teams and equity valuation.  The Advisor will seek to identify companies with competitive advantages that are benefiting from secular growth (i.e., positioned to benefit from economic trends that could generate long-term growth in the company’s industry or market).  The Advisor may consider fundamental factors, such as the company’s corporate governance, the quality of earnings, overall financial health and operational efficiency.  The Advisor then seeks to invest in securities that are attractively priced relative to their fundamental characteristics. As a secondary factor, the Advisor also considers which countries and economic sectors have the best prospects in view of prevailing global, domestic and local economic conditions.

The Advisor believes the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in stock prices may occur. Accordingly, the Fund normally takes long-term positions in stocks and maintains the positions while the companies’ records and prospects continue to meet the Advisor’s approval. The Fund may invest in smaller and mid-sized companies.  As smaller and mid-sized companies often have more concentrated end-market or geographic exposure, they may experience greater volatility with regard to their fundamentals than larger companies, which could result in higher portfolio turnover for the Fund. The Fund intends to diversify investments among a number of countries throughout the world. In addition, the Fund may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

MAIN RISKS

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks:  The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value.  Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  U.S. and international equity markets have experienced volatility in recent years in response to economic and market conditions.  During a general downturn in the economy and securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.

International Investing Risks:  International investing typically involves more risks than investing in domestic securities. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the U.S. dollar and cause a loss to the Fund.  Furthermore, investing in foreign securities includes risks associated with internal and external political and economic developments, such as the risk that political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions.  International markets may be less liquid, sometimes making it harder to sell a security, and more volatile. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as U.S. companies, and therefore, information about the foreign companies may not be readily available.  Although not typically subject to currency exchange rate risk, depositary receipts may be subject to the same risks as foreign securities generally.

As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks.  Funds that invest in larger U.S. companies are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

Emerging Market Countries Risks:  The Fund’s investments in emerging market or developing countries are subject to all of the risks of international investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies.  These risks are inherently passed on to the company’s shareholders, including the Fund, and in turn, to the Fund’s shareholders.

Liquidity Risks:  Liquidity risk is the risk that the Fund may not be able to purchase or sell a particular investment, or may not be able to sell a particular investment at an advantageous price or time.  Illiquidity may result from political, economic or issuer specific events or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.  This risk may be more pronounced for the Fund’s investments in developing countries or emerging markets.

Mid Cap and Small Cap Company Risks:  The Fund may invest in mid and small cap companies.  Generally, mid cap and small cap companies, which are often less seasoned, have more potential for rapid growth.  However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them.  These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.  Therefore, the securities of mid cap and small cap companies are generally more volatile than the securities of larger, more established companies.  Investments in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Mid cap and small cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a mid cap or small cap company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

SCOUT EMERGING MARKETS FUND SUMMARY PROSPECTUS
OCTOBER 31, 2015

While these risks cannot be eliminated, the Advisor tries to minimize risk by diversifying the Fund’s investments across different companies and economic sectors.

Focus Risks:  To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Value Investing Risks:  The Fund can utilize a value bias in choosing the securities for the Fund’s portfolio.  A value stock is one that trades at an attractive price relative to the company’s intrinsic value as perceived by the Advisor .  A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company’s value or the factors that the Advisor believes will increase the price of the security do not occur.

Growth Investing Risks:  The Fund can utilize a “growth investing style” in choosing securities for the Fund’s portfolio.  A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market.  A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks.  Historically, growth investments have performed best during the later stages of economic expansion.  Therefore, the growth investing style may go in and out of favor.  At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.

REIT Risks: The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Portfolio Turnover Risks:  The Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

Management Risks: The Fund is subject to management risk as an actively managed investment portfolio and depends on the decisions of the portfolio managers to produce the desired results.

PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1 year and since inception periods compare with those of a broad market benchmark index, as well as an index of mutual funds with similar investment objectives.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutinv.com or by calling 1-800-996-2862.

Annual Total Return as of December 31 of Each Year

2013	2014
9.67%	-0.65%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 9.53% (quarter ended March 31, 2013) and the Fund’s lowest quarterly return was -5.48% (quarter ended December 31, 2014).

Year-to-date return (through September 30, 2015): -16.38%

Average Annual Total Return as of December 31, 2014

	1 Year	Since Inception (October 15, 2012)
Return Before Taxes	-0.65%	6.23%
Return After Taxes on Distributions	-1.43%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares	0.43%	4.80%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-2.19%	0.58%
Lipper Emerging Markets Funds Index (reflects no deduction for fees, expenses or taxes)	-2.66%	0.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
Mark G. Weber Eric D. Chenoweth	Lead Portfolio Manager of the Fund Co-Portfolio Manager of the Fund	Since its inception Since its inception

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase and sell shares of the Fund on each day that the Fund is open for business, which is normally any day that the New York Stock Exchange is open for unrestricted trading.

Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100
Gifts to Minors (UGMA/UTMA)	$250	$100
Automatic Investment Plan	$100	$50
Exchanges	$1,000	$1,000

You may purchase, redeem or exchange shares by regular mail (Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241), overnight courier (Scout Funds, 235 West Galena Street, Milwaukee, WI 53212-3948), telephone (1-800-996-2862) or online (www.scoutinv.com).

SCOUT EMERGING MARKETS FUND SUMMARY PROSPECTUS
OCTOBER 31, 2015

TAX INFORMATION

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SCOUT INVESTMENTS

P.O. Box 1241
Milwaukee, WI 53201-1241
1-800-996-2862
scoutfunds@scoutinv.com
scoutinv.com

SCOUT, SCOUT INVESTMENTS, SEE FURTHER, the Scout design, and the Ribbon design – Reg. U.S. Tm. Off.

SCOUT EMERGING MARKETS FUND SUMMARY PROSPECTUS
OCTOBER 31, 2015